                                                                EXHIBIT H
                                                                   TO
                                                         PARTICIPATION AGREEMENT


                             FORM OF ADVANCE REQUEST


                                 ADVANCE REQUEST

                                     [Date]


TO: Heller Financial Leasing, Inc., as agent ("Agent") under the Participation Agreement, dated as of May 28, 1999, among Stratosphere Gaming Corp., as Lessee, Stratosphere Corporation, as Guarantor, First Security Trust Company of Nevada, as Trustee, the Lenders identified therein and Agent (the "Participation Agreement"). Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix 1 to the Participation Agreement.

                    First Security Trust Company of Nevada, as Trustee, and

                the Lenders listed on Schedule II to the Participation Agreement


FROM:                  Stratosphere Gaming Corp.


RE:                    Advance Request


         1. This Advance Request is delivered pursuant to Section 3.1(a) of the Participation Agreement.

         2. Lessee hereby requests the Advance pursuant to the Participation Agreement in the amount of $10,000,000.

         3. The proposed Advance Date is May 28, 1999.

         4. The Advance is to fund Equipment Costs listed on Schedule 1 hereto.

                                                                 ADVANCE REQUEST

         5. Lessee requests that the disbursement be remitted as follows:

                     Payee                                        Amount
                     -----                                        ------
                     Stratosphere Gaming Corp.                 $8,694,337.03
                                                               -------------
                     Heller Financial Leasing, Inc.            $1,297,662.97
                                                               -------------
                     Pheonixcor, Inc.                           $8,000
                                                                ---------


         6. The funds received from this Advance will be used in accordance with the terms of the Operative Documents and Section 4 of this Advance Request.

                                                                 ADVANCE REQUEST


                                      STRATOSPHERE GAMING CORP.




                                      By:
                                      Name:  Thomas A. Lettero
                                      Title: Vice President-Administration/
                                             Chief Financial Officer

                                                                 ADVANCE REQUEST


                                                                      SCHEDULE 1
                                                              TO ADVANCE REQUEST


                                 Equipment Costs